EXHIBIT 10.1

To______________

 ____, 2012

It is the desire of Entest Biomedical, Inc. (the “Company”) to reward your services on behalf of the Company through the issuance of _________ common shares of the Company as a Bonus (“Bonus Shares”).

These Bonus Shares are issued pursuant to the following terms and conditions:

The Bonus Shares shall be issued in certificate form in your name

By taking possession of the Bonus Shares, you agree that you will not offer to sell, sell, transfer, pledge or otherwise dispose of the Bonus Shares prior to April 2, 2017 (“Restricted Period”).

FOR EMPLOYEES: You also agree that in the event that, prior to the expiration of the Restricted Period,   you voluntarily cease to be employed at the Company or are terminated for cause the Bonus Shares shall be forfeited.

FOR CONSULTANTS: You also agree that in the event that, prior to the expiration of the Restricted Period,   you decline to provide if requested to provide, or are unable to provide if requested to provide,  consulting services to the Company of a nature that have been  customarily  provided by you to the Company the Bonus Shares shall be forfeited.

You have been made aware that the Bonus Shares have not been registered under the Securities Law of 1933, as amended, or the Securities Laws of any State.

The Bonus Shares shall be issued with the following restrictive legend:

THESE SECURITIES MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF PRIOR TO APRIL 2, 2017 (“RESTRICTION PERIOD”).

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR SECURITIES LAWS OF ANY STATE AND , SUBSEQUENT TO THE RESTRICTION PERIOD, MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT OR SUCH LAWS  AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE ACT OR SUCH LAWS.

You are informed that stop transfer instructions shall be given to the Company’s transfer agent to assure compliance with the foregoing restrictions

_________________

David Koos,

Chairman and CEO

Accepted By:_________________